 United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2022

Rivulet Media, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32201 (Commission File Number)	33-0824714 (IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296

(Address of Principal Executive Offices) (Zip Code)

(480) 225-4052

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 8, 2022, Rivulet Media, Inc. (the “Company”) entered into a Settlement Agreement with Geneva Roth Remark Holdings, Inc. (“Geneva”), to settle and resolve the Company’s obligations with respect to three Convertible Promissory Notes executed by the Company and payable to Geneva dated July 8, 2021, August 2, 2021, and September 7, 2021, respectively (the “Notes”). The Company is in default under the Notes, as disclosed in the Current Report on Form 8-K filed on January 10, 2022.

Under the terms of the Settlement Agreement, the Company will pay an aggregate amount of $386,533.43 to Geneva, which will constitute payment in full under the Notes. Payments will be made in weekly installments, with the first 12 payments in the amount of $30,000 each and a final payment in the amount of $26,533.43. The first payment was paid on February 11, 2022, with each subsequent payment due on each Friday thereafter until paid in full. The Company may prepay the balance in full or in part at any time with no prepayment penalty. If payments are timely made, then no further interest or fees will accrue on the balance of the Notes.

If the Company fails to make a payment when due, then the Settlement Agreement terminates and Geneva may pursue any remedies available to it under the Notes, provided that all amounts paid by the Company will be credited toward the outstanding amounts due under the Notes in equal amounts between the Notes. Upon payment in full, the Company and Geneva will each release any and all claims it may have against the other party.

The description of the Settlement Agreement is only a summary of the agreement, does not purport to be a complete description of the agreement, and is qualified in its entirety by reference to the agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

10.1	Settlement Agreement between Rivulet Media, Inc. and Geneva Roth Remark Holdings, Inc., dated February 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2022

Rivulet Media, Inc., a Delaware corporation

By: /s/ Rick Gean

       Rick Gean, Interim CFO